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                                                                   Exhibit 99.40

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 SEPTEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-6

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 6-A1 ....   $   20.60325384             Class 6-A12 ...    $    0.00000000
                  ---------------                                ---------------
Class 6-A2 ....   $    0.00000000             Class 6-A13 ...    $    0.77078030
                  ---------------                                ---------------
Class 6-A3 ....   $    3.89891505             Class 6-PO ....    $    3.50598495
                  ---------------                                ---------------
Class 6-A4 ....   $    0.00000000             Class 6-M .....    $    0.77077982
                  ---------------                                ---------------
Class 6-A5 ....   $    4.40034782             Class 6-B1 ....    $    0.77077971
                  ---------------                                ---------------
Class 6-A6 ....   $    0.00000000             Class 6-B2 ....    $    0.77078173
                  ---------------                                ---------------
Class 6-A7 ....   $    0.00000000             Class 6-B3 ....    $    0.77078257
                  ---------------                                ---------------
Class 6-A8 ....   $    0.00000000             Class 6-B4 ....    $    0.77078301
                  ---------------                                ---------------
Class 6-A9 ....   $    6.42394312             Class 6-B5 ....    $    0.77077844
                  ---------------                                ---------------
Class 6-A10 ...   $    4.20354439             Class 6-R .....    $    0.00000000
                  ---------------                                ---------------
Class 6-A11 ...   $    0.00000000             Class 6-RL ....    $    0.00000000
                  ---------------                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b)

          in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 6-A1 ....   $   15.57196199             Class 6-A12 ...    $    0.00000000
                  ---------------                                ---------------
Class 6-A2 ....   $    0.00000000             Class 6-A13 ...    $    0.58255660
                  ---------------                                ---------------
Class 6-A3 ....   $    2.94680430             Class 6-PO ....    $    2.64982729
                  ---------------                                ---------------
Class 6-A4 ....   $    0.00000000             Class 6-M .....    $    0.00000000
                  ---------------                                ---------------
Class 6-A5 ....   $    3.32578774             Class 6-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 6-A6 ....   $    0.00000000             Class 6-B2 ....    $    0.00000000
                  ---------------                                ---------------
Class 6-A7 ....   $    0.00000000             Class 6-B3 ....    $    0.00000000
                  ---------------                                ---------------
Class 6-A8 ....   $    0.00000000             Class 6-B4 ....    $    0.00000000
                  ---------------                                ---------------

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Class 6-A9 ....   $    4.85522330             Class 6-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 6-A10 ...   $    3.17704349             Class 6-R .....    $    0.00000000
                  ---------------                                ---------------
Class 6-A11 ...   $    0.00000000             Class 6-RL ....    $    0.00000000
                  ---------------                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 6-A1 ....        4.40303753             Class 6-A12 ...         5.91702135
                  ---------------                                ---------------
Class 6-A2 ....        5.20833313             Class 6-A13 ...         5.81572212
                  ---------------                                ---------------
Class 6-A3 ....        5.33353073             Class 6-M .....         5.81572220
                  ---------------                                ---------------
Class 6-A4 ....        5.25000053             Class 6-B1 ....         5.81572279
                  ---------------                                ---------------
Class 6-A5 ....        5.73228786             Class 6-B2 ....         5.81572145
                  ---------------                                ---------------
Class 6-A6 ....        5.70833363             Class 6-B3 ....         5.81571994
                  ---------------                                ---------------
Class 6-A7 ....        5.83333321             Class 6-B4 ....         5.81572326
                  ---------------                                ---------------
Class 6-A8 ....        5.83333395             Class 6-B5 ....         5.81572114
                  ---------------                                ---------------
Class 6-A9 ....        5.48254519             Class 6-R .....         0.00000000
                  ---------------                                ---------------
Class 6-A10 ...        5.73666457             Class 6-RL ....         0.00000000

                  ---------------                                ---------------
Class 6-A11 ...        0.00000000             Class 6-S .....         0.44502961
                  ---------------                                ---------------

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          59,200.59
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................   $ 344,850,103.64
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,177
                                                                ---------------

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     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                           Class Certificate         Single
                                           Principal Balance Certificate Balance
                                           ----------------- -------------------

          Class 6-A1 ......................   $ 15,923,714.27            898.29
                                              ---------------   ---------------
          Class 6-A2 ......................   $ 16,590,400.00          1,000.00
                                              ---------------   ---------------
          Class 6-A3 ......................   $ 45,935,527.69            980.75
                                              ---------------   ---------------
          Class 6-A4 ......................   $  9,364,500.00          1,000.00
                                              ---------------   ---------------
          Class 6-A5 ......................   $102,438,527.64            978.28
                                              ---------------   ---------------
          Class 6-A6 ......................   $  9,331,429.00          1,000.00
                                              ---------------   ---------------
          Class 6-A7 ......................   $ 27,025,000.00          1,000.00
                                              ---------------   ---------------
          Class 6-A8 ......................   $  5,405,000.00          1,000.00

                                              ---------------   ---------------
          Class 6-A9 ......................   $  8,034,544.22            968.25
                                              ---------------   ---------------
          Class 6-A10 .....................   $ 10,918,354.87            979.22
                                              ---------------   ---------------
          Class 6-A11 .....................   $  8,081,645.13          1,029.51
                                              ---------------   ---------------
          Class 6-A12 .....................   $ 33,560,455.78          1,007.91
                                              ---------------   ---------------
          Class 6-A13 .....................   $ 32,874,934.74            996.21
                                              ---------------   ---------------
          Class 6-PO ......................   $  1,057,312.12            962.78
                                              ---------------   ---------------
          Class 6-M .......................   $  6,974,765.09            996.21
                                              ---------------   ---------------
          Class 6-B1 ......................   $  3,487,383.04            996.21
                                              ---------------   ---------------
          Class 6-B2 ......................   $  3,836,120.35            996.21
                                              ---------------   ---------------
          Class 6-B3 ......................   $  1,743,691.52            996.21
                                              ---------------   ---------------
          Class 6-B4 ......................   $    871,845.26            996.21
                                              ---------------   ---------------
          Class 6-B5 ......................   $  1,394,952.92            996.21
                                              ---------------   ---------------
          Class 6-R .......................   $          0.00              0.00
                                              ---------------   ---------------
          Class 6-RL ......................   $          0.00              0.00
                                              ---------------   ---------------
          Class 6-S .......................   $315,567,166.79            985.56
                                              ---------------   ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

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          (a)  delinquent
             (1)  30-59 days

          *Number                  15     *Principal Balance    $  3,581,524.38
                      ---------------                           ---------------
             (2)  60-89 days
           Number                   1      Principal Balance    $    211,260.86
                      ---------------                           ---------------
             (3)  90 days or more
           Number                   1      Principal Balance    $    449,378.60
                      ---------------                           ---------------

          (b)  in foreclosure
           Number                   0      Principal Balance    $          0.00
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 6-S: ................          0.540500%
                                            ---------------

          1.   Senior Percentage for such Distribution Date: ....   94.68655900%
                                                                 ---------------

          2.   Group I Senior Percentage for such Distribution
               Date: ............................................   85.14582300%
                                                                 ---------------

          3.   Group II Senior Percentage for such Distribution
               Date: ............................................    9.54073600%
                                                                 ---------------

          4.   Senior Prepayment Percentage for such Distribution
               Date: ............................................  100.00000000%
                                                                 ---------------

          5.   Group I Senior Prepayment Percentage for such
               Distribution Date: ................................     00000000%
                                                                 ---------------

          6.   Group II Senior Prepayment Percentage for such
               Distribution Date: ...............................    0.00000000%
                                                                 ---------------

          7.   Junior Percentage for such Distribution Date: ....    5.31344100%
                                                                 ---------------

          8.   Junior Prepayment Percentage for such Distribution
               Date: ............................................    0.00000000%

                                                                 ---------------

* It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.